SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant |_|

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|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                  TRIDAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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                                  TRIDAN CORP.

                        261 West 35th Street, 16th Floor
                               New York, NY 10001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 2006

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, June 20, 2006, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2007;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 19, 2006 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

                           By Order of the Board of Directors

                           I. Robert Harris, Secretary
June 1, 2006

                                  TRIDAN CORP.

                        261 West 35th Street, 16th Floor
                               New York, NY 10001

                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held June 20, 2006 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about June 1, 2006.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Weiser LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 19, 2006, there were issued and outstanding 3,115,211.4513 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 19, 2006 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2006 and 2005 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 19, 2006, Peter Goodman owned beneficially 1,277,381.35 shares (41%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the Company.

                                                        Table A
                                                        -------

                                                                   Principal
                                                                   Occupations           Number of       Other
Name, Address                   Positions in           Director    During Past           Portfolios      Directorships
and Age                         Tridan Corp.           Since       5-years               Overseen        Held
---------------------           ------------           --------    --------------        ----------      ---------------
Interested Persons:

Mark Goodman                    Director               1999         Pianist and Teacher        1            None
(Son of Peter Goodman)
312 La Grange Street
West Roxbury, MA 02132
Age 52

Peter Goodman                   Director and           1980         President, Tridan          1            None
65 Wendover Road                President                           Corp.
Rye, NY  10580
Age 80

Warren Fred Pelton              Director, Vice-        1988         Director of                1            None
6079 Fairway Court              President and                       Development,
Naples, FL  34110               Treasurer                           International
Age 68                                                              College until 2001;
                                                                    Consultant


                                                         Table B
                                                         -------

                                                                   Principal
                                                                   Occupations           Number of       Other
Name, Address                   Positions in           Director    During Past           Portfolios      Directorships
and Age                         Tridan Corp.           Since       5-years               Overseen        Held
---------------------           ------------           --------    --------------        ----------      ---------------
Disinterested Persons:

Paul Kramer                     Director and           2004         Partner, Kramer            1            Juniper
17 Huntley Road                 Audit Committee                     Love & Cutler                           Partners
Holmdel, NJ 07733               Chairman                            (certified public                       Acquisition
Age 74                                                              accountant)                             Corp.

Jay Stanley Negin               Director and           1985         Investor                   1            None
6 Demarest Court                Audit Committee
Englewood Cliffs, NJ 07632      Member
Age 75

Russell Jude Stoever            Director and           1995         Vice-President,            1            None
15 Rockleigh Road               Audit Committee                     Stoever Glass &
Rockleigh, NJ 07647             Member                              Co., Inc.
Age 61                                                              (a registered
                                                                    broker-dealer)

                                                  Table C
                                                  -------

                                                      Principal
                                                      Occupations           Number of       Other
Name, Address                   Positions in          During Past           Portfolios      Directorships
and Age                         Tridan Corp.          5-years               Overseen        Held
---------------------           ------------          --------------        ----------      ---------------
Non-director Officers:

I. Robert Harris                Secretary             Attorney                  None               None
51 East 42nd Street
Suite 1700
New York, NY  10017
Age 74

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                        Dollar Range of Equity Securities
Name of Nominee                         in Tridan Corp.
---------------                         --------------------------------------

Interested Persons:

Mark Goodman                            Over $100,000

Peter Goodman                           Over $100,000

Warren Fred Pelton                      Over $100,000

Disinterested Persons:

Paul Kramer                                     None

Jay Stanley Negin                               None

Russell Jude Stoever                            None

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for fees of $12,000 paid to each director, plus an additional $2,500 to Paul Kramer as chairman of the audit committee.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2006 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                                   COMMITTEES

Audit Committee

      The Audit Committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards. The board has determined that Mr. Kramer qualifies as an Audit Committee financial expert, as defined by applicable SEC rules and regulations. The Audit Committee operates under its charter, which it reviews annually and which is then submitted for approval by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

      The Audit Committee assists the Board of Directors in fulfilling their oversight responsibilities relating to the quality of the Company's accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company's financial statements, and compliance with the Company's ethics program and with regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent registered public accounting firm. The committee met three times during the fiscal year ended April 30, 2006.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Company's April 30, 2006 audited financial statements with management and with Weiser LLP, the Company's independent registered certified public accountants. The Audit Committee has also discussed with said auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by statements on Auditing Standards Nos. 89 and 90, has received from them the written disclosures and letter required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements as of April 30, 2006 be issued to shareholders and filed with the SEC.

         Audit Committee Members:

                  Paul Kramer, Chairman
                  Jay S. Negin
                  Russell J. Stoever

Nominating Committee

      The Company does not have a standing nominating committee, because of the small size of the Board of Directors and the infrequency of its turnover. Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate's, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings. In instances where the board determines that a candidate will be a valuable replacement or addition to the Board of Directors, the board recommends such candidate's election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

                             ATTENDANCE AT MEETINGS

      During the fiscal year ended April 30, 2006, there were six meetings of the Board of Directors and three meetings of the Audit Committee. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the Audit Committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the Board attended last year's annual meeting.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to the Board. In the Board's view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire Board, care of the Company at its principal office, or to individual Board members either at that address or at their personal addresses listed in the proxy statement.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 19, 2006:

                                                     Number of Shares              Percent
Title of                   Name and Address of       Beneficially Owned            of Class on
Class                      Beneficial Owner          on May 19, 2006               May 19, 2006
------------------         -----------------------   -------------------           ------------
Capital Stock              Peter Goodman             1,277,381.35 1/ 2/              41.00%
(par value $.02)           65 Wendover Road
                           Rye, NY  10580

                           Barbara S. Goodman           375,500.00 1/                12.05%
                           (wife of Peter Goodman)
                           65 Wendover Road
                           Rye, NY  10580

                           Thomas Goodman               701,000.00 3/                22.50%
                           111-20 73rd Avenue
                           Apt. 6F
                           Forest Hills, NY 11375

                Robert W. Erdos              282,640.11 2/ 4/            9.07%
                549 Fairview Terrace
                York, PA  17403

                Mark Goodman                     77,333.33               2.48%
                312 La Grange Street
                West Roxbury, MA  02132

                Warren F. Pelton                 29,930.89               0.96%
                6079 Fairway Court
                Naples, FL 34110

                All officers,                 1,384,645.57 2/ 3/        44.45%
                directors and
                nominees as a
                group (7 persons)

1/ Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/ Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 8,424.09 shares owned directly and beneficially by Peter Goodman, and 5,640.11 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

3/ Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman's brother).

4/ This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Scialo & Company CPA, P.C., 261 West 35th Street, 16th Floor, New York, NY 10001.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee is responsible for approving the engagement of the Company's independent public accountants prior to their engagement. The Audit Committee and Board of Directors have unanimously approved the selection of Weiser LLP as independent public accountants for the Company for the fiscal year ending April 30, 2007. The former accounting firm of Leslie Sufrin and Company, P.C., which merged into Weiser LLP, had been the Company's auditors since it became a registered investment company in 1980. Although shareholder ratification is not required by law, to be consistent with past practice the firm's selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the Board will reconsider the matter and will decide whether to retain that firm. The Audit Committee and Board of Directors reviewed the services performed by Weiser LLP during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees - Weiser LLP billed the Company a total of $35,495 for the 2006 fiscal year, and $40,780 was billed by Leslie Sufrin and Company, P.C. for the 2005 fiscal year, for the audit of the Company's annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees - No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees - No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees - No fees were billed to the Company for the last two fiscal years for any other services.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Company's investment adviser is J.P. Morgan Investment Management Inc., conducting business under the name JP Morgan Asset Management ("Morgan"), 522 Fifth Avenue, New York, NY 10036. The Investment Advisory Agreement dated July 1, 2000 (the "Agreement") between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2006. On May 25, 2006, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2007 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $105,610 applicable to the year ended April 30, 2006.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including numerous funds.

      Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036.

       Name                     Position at Morgan*
       ----                     ------------------
       Evelyn V. Guernsey       President; Director
       George C.W. Gatch        Director
       Seth P. Bernstein        Global Head of Fixed Income
       Clive Brown              Director
       Lawrence M. Unrein       Director
       Martin R. Porter         Global Head of Equities
       Andrew Spencer           Chief Investment Officer of U.S. Retail Business
       Anthony M. Roberts       Head of Legal
       Thomas J. Smith          Chief Compliance Officer

-------------------------------
* Each of them is also a Managing Director, which is an officer's title. Those who hold it are not necessarily directors of Morgan.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., general counsel to the Company, for more than the past 5 years.

                              SHAREHOLDER PROPOSALS
                             FOR 2007 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2007. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2007.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: June 1, 2006                   By Order of the Board of Directors


                                      I. Robert Harris, Secretary

                                        Tridan Corp.
                                        Financial Statements
                                        April 30, 2006 and 2005

Tridan Corp.
Contents
April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm ..................     1

Report of Independent Registered Public Accounting Firm ..................     2

Financial Statements

Statements of Assets and Liabilities
  April 30, 2006 and 2005 ................................................     3

Schedules of Investments in Municipal Obligations
  April 30, 2006 and 2005 ................................................   4-7

Statements of Operations
  Years Ended April 30, 2006 and 2005 ....................................     8

Statements of Changes in Net Assets
  Years Ended April 30, 2006, 2005 and 2004 ..............................     9

Notes to Financial Statements............................................. 10-14

                          [LETTERHEAD OF WEISER LLP]



             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statement of assets and liabilities of Tridan Corp. (the "Company"), including the schedule of investments in municipal obligations, as of April 30, 2006, and the related statements of operations and changes in net assets for the year then ended and the financial highlights (Note
7) for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of April 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2006, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Weiser LLP
New York, NY
May 22, 2006

                 [LETTERHEAD OF LESLIE SUFRIN AND COMPANY, P.C.]

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the "Company"), including the schedules of investments in municipal obligations, as of April 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (Note 7) for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of April 30, 2005, by direct correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights, referred to above, present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Leslie Sufrin and Company, P.C.
New York, NY
May 19, 2005

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                                              2006              2005
                                                                         --------------    --------------
Assets
Investments in municipal obligations, at fair value
  (original cost - $35,833,418 and $36,106,692, respectively)
  (amortized cost - $35,072,837 and $35,418,602, respectively)           $   35,655,280    $   37,494,046
Cash and cash equivalents (Note 2)                                            1,426,425         1,071,382
Accrued interest receivable                                                     520,846           560,590
Prepaid insurance                                                                    --             5,000
                                                                         --------------    --------------

  Total assets                                                               37,602,551        39,131,018
                                                                         --------------    --------------

Liabilities
Accounts payable and accrued liabilities (Note 3):
  Accrued investment advisory fees                                               26,000            27,000
  Accrued fees - affiliate                                                       23,225            20,551
  Accrued other                                                                  41,439            55,895
                                                                         --------------    --------------

  Total liabilities                                                              90,664           103,446
                                                                         --------------    --------------

Net assets                                                               $   37,511,887    $   39,027,572
                                                                         ==============    ==============

Analysis of net assets
  Common stock, at $.02 par value, 6,000,000 shares authorized           $       63,982    $       63,982
  Paid-in capital                                                            36,832,199        36,873,475
  Distributable earnings
    Over distributed net investment income                                      (35,077)          (50,226)
    Undistributed capital gains                                                  68,340            64,897
    Unrealized appreciation of investments, net                                 582,443         2,075,444
                                                                         --------------    --------------

  Net assets [equivalent to $12.04 and $12.51 per share, respectively, based on 3,115,211.4513 shares and 3,118,570.7018 shares of
    common stock outstanding, respectively (Note 5)]                     $   37,511,887    $   39,027,572
                                                                         ==============    ==============


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                               2006                                        2005
                                             -----------------------------------------    --------------------------------------
                                              Principal      Amortized        Fair         Principal     Amortized      Fair
                                               Amount          Cost           Value         Amount          Cost        Value
                                             -----------   ------------   ------------    -----------   -----------  -----------
Revenue Backed
Metropolitan Transportation Authority
   NY Service Contract Commuter Facilities
   (Escrowed to Maturity)
   5.75% due July 1, 2008                    $        --   $         --   $         --    $ 1,000,000   $   987,788  $ 1,086,640

Nassau County Interim Finance Authority
   NY Sales Tax Secured
   (Pre-Refunded to November 15, 2010@100)
   5.75% due November 15, 2013                 1,100,000      1,127,175      1,195,700      1,100,000     1,131,934    1,247,697

N.Y.C. Municipal Water Finance Authority
   NY Wtr & Swr Sys Rev
   (Escrowed to Maturity)
   6.0% due June 15, 2009                      2,000,000      2,078,029      2,137,180      2,000,000     2,100,114    2,234,620

N.Y.S. Dormitory Authority Rev
   Columbia University
   5.0% due July 1, 2010                       1,000,000      1,045,029      1,047,620      1,000,000     1,051,939    1,086,450

N.Y.S. Dormitory Authority Rev
   Cons City Univ Genl Sys 2nd Ser
   5.75 due July 1, 2013                         215,000        241,650        232,671        215,000       245,006      242,393

N.Y.S. Dormitory Authority Revs Ref
   (Mandatory Put May 15, 2012 @100)
   5.25% due November 15, 2023                 1,400,000      1,527,685      1,487,570      1,400,000     1,533,186    1,537,788

N.Y.S. Dormitory Authority Rev
   State Personal Income Tax Ed
   5.5% due March 15, 2011                     1,000,000      1,072,797      1,077,140      1,000,000     1,086,502    1,114,690

N.Y.S. Dormitory Authority Revs
   State Univ Educ Facils of New York Rev
   (Escrowed to Maturity)
   7.5% due May 15, 2011                         315,000        311,623        347,536        395,000       390,151      448,965

N.Y.S. Dormitory Authority Revs
   State Univ Educ Facils of New York
   (Escrowed to Maturity)
   7.5% due May 15, 2011                         195,000        192,910        215,141        195,000       192,606      229,938

New York Environmental Facilities Corp
   Pollution Control Rev State Water NYC 02
   5.75% due June 15, 2008                        25,000         25,342         26,085         25,000        25,482       27,114

New York Environmental Facilities Corp
   Pollution Control Rev State Wtr Revolv Fd
   5.2% due May 15, 2014                         575,000        629,987        621,179        575,000       636,059      649,647

Niagara Falls Bridge Commission
   NY Toll Rev Highway Impts
   5.25% due October 1, 2015                   2,000,000      2,103,939      2,152,540      2,000,000     2,109,960    2,233,720


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                               2006                                       2005
                                             -----------------------------------------    --------------------------------------
                                              Principal      Amortized        Fair         Principal     Amortized      Fair
                                               Amount          Cost           Value         Amount         Cost         Value
                                             -----------   ------------   ------------    -----------   -----------  -----------
Revenue Backed (continued)
Power Authority of the State of New York
   General Purpose Ref
   (Escrowed to Maturity)
   6.5% due January 1, 2008                  $        --   $         --   $         --    $ 1,675,000   $ 1,694,504  $ 1,758,985

Triborough Bridge & Tunnel Authority NY
   General Purpose Revs
   (Escrowed to Maturity)
   5.5% due January 1, 2017                    1,000,000      1,019,630      1,092,860      1,000,000     1,020,580    1,156,370

Triborough Bridge & Tunnel Authority NY
   Revs General Purpose Ref
   (Escrowed to Maturity)
   6.0% due January 1, 2012                    1,500,000      1,539,784      1,624,485      1,500,000     1,545,719    1,694,670
                                             -----------   ------------   ------------    -----------   -----------  -----------
                                              12,325,000     12,915,580     13,257,707     15,080,000    15,751,530   16,749,687
                                             -----------   ------------   ------------    -----------   -----------  -----------
                                                                                  35.3%(*)                                  42.9%(*)
Insured
Bethlehem NY Central School District
   Ref Unlimited Tax
   5.0% due November 1, 2015                     500,000        547,179        534,470        500,000       551,542      557,310

City of Buffalo New York Sewer Auth
   Rev Sewer System Impt
   5.0% due July 1, 2011                       1,110,000      1,176,923      1,173,525      1,110,000     1,188,866    1,217,870

Cattaraugus County NY Public
   Impt Ref Unlimited Tax
   (Par Call June 1, 2013 @100)
   5.0% due June 1, 2014                         275,000        295,822        291,107        275,000       297,894      302,838

Cattaraugus County NY Public
   Impt Ref Unlimited Tax
   (Par Call June 1, 2013 @100)
   5.0% due June 1, 2015                         275,000        294,355        290,584        275,000       296,016      300,209

Chenango Valley Central School District NY
   4.0% due June 15, 2011                        290,000        299,014        293,126             --            --           --

Clarkstown Central School District
   NY Unlimited Tax
   (Par Call April 15, 2014 @100)
   5.25% due April 15, 2015                      400,000        434,371        430,432        400,000       437,722      449,920

Cleveland Hill Union Free School District
   Cheektowa NY Unlimited Tax
   (Par Call October 15, 2009 @100)
   5.5% due October 15, 2011                   1,480,000      1,498,683      1,576,851      1,480,000     1,501,621    1,633,091

Mt. Sinai, N.Y. Union Free School District
   6.2% due February 15, 2011                  1,070,000      1,067,754      1,184,736      1,070,000     1,067,388    1,236,289

New York NY Unlimited Tax
   6.75% due February 1, 2009                    500,000        525,088        538,020      1,000,000     1,066,226    1,126,070


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                               2006                                       2005
                                             -----------------------------------------    --------------------------------------
                                              Principal      Amortized        Fair         Principal     Amortized      Fair
                                               Amount          Cost           Value         Amount         Cost         Value
                                             -----------   ------------   ------------    -----------   -----------  -----------
Insured (continued)
N.Y.S. Dormitory Authority Revs
   Non State Supported Debt Insd
   Sien College
   (Par Call July 1, 2016 @100)
   5.0% due July 1, 2020                     $ 1,745,000   $  1,838,454   $  1,838,689    $        --   $        --  $        --

N.Y.S. Dormitory Authority Revs
   Pace University
   6.5% due July 1, 2009                       1,000,000      1,045,206      1,083,060      1,000,000     1,057,654    1,133,730

N.Y.S. Dormitory Authority Revs
   5.5% due May 15, 2018                       1,155,000      1,321,653      1,288,738             --            --           --

New York Environmental Facilities Corp
   State Pers Income Tax Rev
   5.25 % due December 15, 2012                  400,000        442,885        431,448        400,000       448,851      447,836

N.Y.S. Local Govt Assistance Corp Ref
   5.5% due April 1, 2017                        240,000        268,019        266,095        240,000       270,208      279,735

N.Y.S. Thruway Authority
   Second Gen Hwy &  Brdg Trust Fund
   5.25% due April 1, 2013                     1,000,000      1,093,214      1,076,670      1,000,000     1,105,508    1,122,890

N.Y.S. Urban Development Corp
   Corp Rev Correction Facility
   (Pre-Refunded to January 1, 2009 @ 101)
   6.0% due January 1, 2012                    1,000,000      1,018,448      1,068,110      1,000,000     1,021,308    1,115,820

Pleasantville New York Public Impt
   Unlimited Tax
   5.0% due January 1, 2016                      440,000        482,183        468,583             --            --           --

Commonwealth of Puerto Rico
   Electric Power Auth Rev
   5.5% due July 1, 2017                         700,000        788,483        771,841        700,000       795,260      814,968

Commonwealth of Puerto Rico
   Highway Transportation Auth Rev Ref
   6.25% due July 1, 2016                        285,000        336,521        332,900        285,000       340,868      351,516

Puerto Rico Commonwealth Highway
   and Transportation Auth Hwy Rev Ref
   (Mandatory Put July 1, 2010 @100)
   5% due July 1, 2035                         1,000,000      1,086,452      1,046,520      1,000,000     1,088,364    1,080,970

Puerto Rico Commonwealth Highway
   and Transportation Auth Transn Rev
   5.5% due July 1, 2015                         500,000        559,174        551,375        500,000       564,809      581,590

Suffolk County Judicial Facilities Agency
   NY Service Agreement
   Rev John P Cohalan Complex
   (Callable October 15, 2009 @101)
   5.75% due October 15, 2011                  1,340,000      1,360,321      1,441,787      1,340,000     1,362,447    1,493,390


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                             2006                                         2005
                                           -----------------------------------------      --------------------------------------
                                            Principal      Amortized        Fair           Principal     Amortized       Fair
                                             Amount          Cost           Value           Amount         Cost          Value
                                           -----------   ------------   ------------      -----------   -----------  -----------
Insured (continued)
Suffolk County Water Auth
   NY Waterworks Rev Sub Lien
   6.0% due June 1, 2009                   $ 1,000,000   $  1,036,314   $  1,052,200      $ 1,510,000   $ 1,598,680  $ 1,679,437
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                            17,705,000     18,816,516     19,030,867       15,085,000    16,061,232   16,925,479
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                                                                50.7%(*)                                    43.4%(*)
General Obligations
Monroe County NY Ref Pub
   Impts Unlimited Tax
   6.0% due March 1, 2012                      445,000        497,984        494,920          445,000       506,299      517,014

Puerto Rico Public Buildings Auth
   Rev Gtd Ref Govt Facs Ser J
   (Par Call July 1, 2012 @100)
   5.0% due July 1, 2028                       500,000        513,621        518,465          500,000       514,050      536,300
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                               945,000      1,011,605      1,013,385          945,000     1,020,349    1,053,314
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                                                                 2.7%(*)                                     2.7%(*)
U.S. Government Backed
Monroe County N.Y. Pub Imp Unlimited Tax
   (Pre-Refunded to June 1, 2008 @101)
   6.0% due June 1, 2010                       890,000        893,119        939,707          890,000       893,818      981,500

Monroe County N.Y. Pub Imp Unlimited Tax
   (Callable June 1, 2008 @101)
   6.0% due June 1, 2010                        10,000         10,101         10,552           10,000        10,043       10,978

City of New York NY Ref Unlimited Tax
   (Pre-Refunded to May 15, 2010 @ 101)
   6.0% due May 15, 2030                       150,000        177,435        164,403          150,000       178,213      172,005

New York Environmental Facilities Corp
   Pollution Control Rev St Wtr Fund Ref
   (Escrowed to Maturity)
   5.75% due June 15, 2008                          --             --             --        1,310,000     1,335,238    1,421,979

New York Environmental Facilities Corp
   Pollution Control Rev St Wtr NYC 02
   (Escrowed to Maturity)
   5.75% due June 15, 2008                     165,000        167,049        171,989          165,000       168,179      179,104

N.Y.S. Thruway Authority
   Hwy & Brdg Tr Fd
   (Pre-Refunded to April 1, 2013 @ 100)
   5.0% due April 1, 2017                    1,000,000      1,081,432      1,066,670               --            --           --
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                             2,215,000      2,329,136      2,353,321        2,525,000     2,585,491    2,765,566
                                           -----------   ------------   ------------      -----------   -----------  -----------
                                                                                 6.3%(*)                                     7.1%(*)

                                           $33,190,000   $ 35,072,837   $ 35,655,280      $33,635,000   $35,418,602  $37,494,046
                                           ===========   ============   ============      ===========   ===========  ===========
                                                                                95.1%(*)                                    96.1%(*)

(*)   Represents percentage of net assets.


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

                                                                              2006              2005
                                                                         --------------    --------------
Investment income

  Interest                                                               $    1,931,752    $    1,931,779

  Amortization of bond premium and discount - net                              (219,961)         (202,449)
                                                                         --------------    --------------

    Total investment income                                                   1,711,791         1,729,330
                                                                         --------------    --------------

Expenses

  Investment advisory fees (Note 3)                                             105,610           107,514

  Professional fees (Note 3)                                                    119,124           110,770

  Director's fees                                                                74,500            67,500

  Administrative and accounting expenses                                         78,500            86,500

  Insurance and other expenses                                                   14,391            17,648
                                                                         --------------    --------------

    Total expenses                                                              392,125           389,932
                                                                         --------------    --------------

Net investment income                                                         1,319,666         1,339,398
                                                                         --------------    --------------

Realized and unrealized gain (loss) on investments
  Net realized gain on investments                                              163,905           173,333

  Net decrease from unrealized depreciation on investments                   (1,493,001)         (317,646)
                                                                         --------------    --------------

  Net realized and unrealized loss on investments                            (1,329,096)         (144,313)
                                                                         --------------    --------------

Net (decrease) increase in net assets resulting from operations          $       (9,430)   $    1,195,085
                                                                         ==============    ==============


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2006, 2005 and 2004
--------------------------------------------------------------------------------

                                                            2006              2005              2004
                                                       --------------    --------------    --------------
Increase (decrease) in net assets resulting
  from operations
   Net investment income                               $    1,319,666    $    1,339,398    $    1,455,379

   Net realized gain on investments                           163,905           173,333            97,761

   Unrealized depreciation on investments                  (1,493,001)         (317,646)       (1,040,001)
                                                       --------------    --------------    --------------

   Net increase (decrease) in net assets
    resulting from operations                                  (9,430)        1,195,085           513,139

Distributions to shareholders from
  Net investment income                                    (1,304,517)       (1,380,241)       (1,437,093)

  Capital gains - net                                        (160,462)         (117,464)          (94,383)

Redemptions of shares
   3,359.2505 shares, 3,301.7371 shares and
   3,786.0403 shares, respectively                            (41,276)          (41,787)          (47,772)
                                                       --------------    --------------    --------------

Total decrease                                             (1,515,685)         (344,407)       (1,066,109)

Net assets
   Beginning of year                                       39,027,572        39,371,979        40,438,088
                                                       --------------    --------------    --------------

   End of year                                         $   37,511,887    $   39,027,572    $   39,371,979
                                                       ==============    ==============    ==============


   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

1.    Significant accounting policies

      The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

      Acquisition and valuation of investments

      Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

      Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2006 and 2005.

      Amortization of bond premium or discount

      In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

      Income taxes

      It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no income tax provision is required.

      Interest income from municipal investments are exempt from Federal and state income taxes.

      Cash and cash equivalents

      The Company considers all investments that can be liquidated on demand to be cash equivalents.

      Use of estimates

      The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

      Concentration of credit risk

      The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments. The Company maintains all of its cash on deposit in one financial institution. At times, such amounts on deposit may be in excess of amounts insured by the Federal Deposit Insurance Corporation. The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments. The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

2.    Cash and cash equivalents

      Cash and cash equivalents consisted of the following:

                                                               April 30,
                                                         ----------------------
                                                            2006        2005
                                                         ----------  ----------

      Cash - demand deposits                             $  431,425  $1,071,382
      Cash equivalents - demand bonds and notes             995,000          --
                                                         ----------  ----------

                                                         $1,426,425  $1,071,382
                                                         ==========  ==========

3.    Accounts payable and accrued liabilities

      Accounts payable and accrued liabilities consisted of the following at:

                                                               April 30,
                                                         ----------------------
                                                            2006        2005
                                                         ----------  ----------

      Accrued investment advisory fees (a)               $   26,000  $   27,000
      Accrued fees - affiliate (b)                           23,225      20,551
      Accrued audit fees (c)                                 35,000      31,495
      Accrued administrative and accounting expenses          6,439      24,400
                                                         ----------  ----------

                                                         $   90,664  $  103,446
                                                         ==========  ==========

      (a) The Company utilizes the services of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as its investment advisor and custodian for its investments. The annual advisory fee is .28 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

      (b) For the years ending April 30, 2006 and 2005, the Company incurred legal fees of approximately $84,000 and $70,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

      (c) For the years ending April 30, 2006 and 2005, the Company incurred audit fees of approximately $35,000 and $41,000, respectively.

4.    Investment transactions

      Purchases and sales of  investments  in municipal  obligations  (excluding short-term and demand investments) amounted to approximately $5,172,000 and $5,460,000 for the year ended April 30, 2006 and $4,728,000 and $5,074,000, respectively, for the year ended April 30, 2005.

      The U.S. Federal income tax basis (aggregate cost) of the Company's investments, at April 30, 2006 and 2005, was approximately $35,073,000 and $35,419,000, respectively, and net unrealized appreciation, at April 30, 2006 and 2005, for U.S. Federal income tax purposes was approximately $582,000 and $2,076,000, respectively (gross unrealized appreciation of approximately $850,000 and $2,093,000, respectively; gross unrealized depreciation of approximately $268,000 and $17,000, respectively).

5.    Common stock, share redemption plan and net asset values

      At April 30, 2006 and 2005, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued, aggregating $63,982, and additional paid-in capital aggregating $312,787.

      The Company has a share redemption plan applicable to approximately 52,000 shares and 55,000 shares, respectively, of outstanding common stock, at April 30, 2006 and 2005. The plan permits eligible shareholders or their estates to have their shares redeemed by the Company upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received. At April 30, 2006 and 2005, $984,115 (83,888.5487 shares) and $942,839 (80,529.2982 shares), respectively, had been redeemed under this plan and are held in treasury.

      The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

      The net asset value per share and the shares outstanding were as follows:

                                                               April 30,
                                                         ----------------------
                                                            2006        2005
                                                         ----------  ----------
      Net asset value                                    $    12.04  $    12.51

      Shares outstanding at:
          April 30, 2006                                         3,115,211.4513
          April 30, 2005                                         3,118,570.7018

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

6.    Distributions

      During the years ended April 30, 2006 and 2005, distributions of $1,464,979 ($.47 per share) and $1,497,705 ($.48 per share), respectively, were declared and paid to shareholders, which, except for capital gains of $160,462 in 2006 and $117,464 in 2005, were exempt from Federal income taxes.

      The tax character of distributions paid during the years ending April 30, 2006 and 2005 was as follows:

                                                            2006        2005
                                                         ----------  ----------
      Distributions paid from:
         Tax-exempt investment income, net               $1,304,517  $1,380,241
         Capital gains                                      160,462     117,464
                                                         ----------  ----------

                                                         $1,464,979  $1,497,705
                                                         ==========  ==========

      As of April 30, 2006 and 2005, the components of distributable earnings on a tax basis were as follows:

                                                            2006        2005
                                                         ----------  ----------

      Overdistributed tax-exempt investment income, net  $  (35,077) $  (50,226)
      Undistributed capital gains                            68,340      64,897
      Unrealized appreciation of investments, net           582,443   2,075,444
                                                         ----------  ----------

                                                         $  615,706  $2,090,115
                                                         ==========  ==========

      The Company has no capital loss carryforwards or book/tax differences as of April 30, 2006 and 2005. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2006 and 2005.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2006 and 2005
--------------------------------------------------------------------------------

7.    Financial highlights

      Selected per share data and ratios:
                                                                    For the  Years Ended April 30,
                                               ----------------------------------------------------------------------
                                                  2006           2005           2004           2003           2002
                                               ----------     ----------     ----------     ----------     ----------
      Per share operating performance:
       (For a share of common stock
        outstanding throughout the period):

      Net asset value, beginning of year       $    12.51     $    12.61     $    12.94     $    12.55     $    12.36
                                               ----------     ----------     ----------     ----------     ----------

      Income from investment operations:
        Net investment income                         .43            .43            .46            .47            .47
        Net realized and unrealized gain
         (loss) on investments                       (.43)          (.05)          (.30)           .39            .22
                                               ----------     ----------     ----------     ----------     ----------
           Total from investment operations           .00            .38            .16            .86            .69
                                               ----------     ----------     ----------     ----------     ----------

      Less distributions:
       Dividends (from net investment
        income)                                      (.42)          (.44)          (.46)          (.46)          (.48)
       Capital gains                                 (.05)          (.04)          (.03)          (.01)          (.02)
                                               ----------     ----------     ----------     ----------     ----------
           Total distributions                       (.47)          (.48)          (.49)          (.47)          (.50)
                                               ----------     ----------     ----------     ----------     ----------

      Net asset value - end of year            $    12.04     $    12.51     $    12.61     $    12.94     $    12.55
                                               ==========     ==========     ==========     ==========     ==========

      Per share market value - end of period   $    12.04     $    12.51     $    12.61     $    12.94     $    12.55
                                               ==========     ==========     ==========     ==========     ==========

      Total investment return                       (3.76%)        (0.79%)        (2.55%)         3.11%          1.54%

      Ratios/supplemental data:
        Net assets, end of period (in 000s)    $   37,512     $   39,028     $   39,372     $   40,438     $   39,272

        Ratio of expenses to average
          net assets                                 1.02%           .99%          0.83%          0.84%          0.80%

        Ratio of net investment income
          to average net assets                      3.44%          3.40%          3.61%          3.59%          3.79%

        Portfolio turnover rate                     14.05%         14.78%         13.00%         12.00%         12.00%

        Average (simple) number of shares
          outstanding (in thousands)                3,117          3,120          3,124          3,127          3,130

                                    Appendix

                                  TRIDAN CORP.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is "independent" of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company's financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.


                                      App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by generally accepted auditing standards and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the Company's administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee's approval. Also, the committee shall discuss with them the auditors' report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

      o The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards and applicable SEC rules and regulations.


                                      App 2

                                  Tridan Corp.
                                       and
                  Tridan Corp. Employees Stock Ownership Trust

                                 Privacy Policy

      The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust ("ESOT") respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words "we" and "us" refer to Tridan Corp. and the ESOT. The words "you" and "your" refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

      During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

      We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

      We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

      We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

      On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

      We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

                                  TRIDAN CORP.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 20, 2006

                        THIS PROXY IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on June 20, 2006, and all adjournments thereof.

         (1)   FOR the election, as directors,             WITHHOLD AUTHORITY
               of all nominees listed below                to vote for all
               (except as marked to                        nominees listed
               the contrary below)                         below
               |_|                                         |_|

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

               MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
               JAY STANLEY NEGIN, WARREN FRED PELTON,
               RUSSELL JUDE STOEVER

                 ----------------------------------------------

         (2) FOR |_| AGAINST |_| ABSTAIN |_| the ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2007;

         (3) Upon any other matter which may properly come before the meeting, in their discretion.

         Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                                ___________________________
of Annual Meeting and                                        Signature
Proxy Statement is
hereby acknowledged                                  ___________________________
                                                             Signature

Dated:                 2006

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.